UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2010

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the annual general meeting of shareholders of Herbalife Ltd. (the “Company”) held on April 29, 2010, the shareholders approved an amendment to and restatement of the Company’s 2005 Stock Incentive Plan (the “Plan”) to, among other things, increase the authorized number of Common Shares issuable thereunder by 700,000. Any person who is a current or prospective director, officer, employee or consultant of the Company or any of its subsidiaries is eligible to receive awards under the Pan. A description of the material terms of the Plan and the amendments thereto approved by the shareholders was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2010 (the “Proxy Statement”).

The above description of the Plan and the amendments thereto approved by the shareholders is not intended to be complete and is qualified in its entirety by the specific language in the Amended and Restated 2005 Stock Incentive Plan, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

On April 29, 2010, the Company held its annual general meeting of shareholders, at which the following items were voted upon.

(1) Election of Directors

Nominee	For	Withheld

Leroy T. Barnes, Jr.	45,899,670	223,124
Richard P. Bermingham	45,835,082	287,712
Jeffrey T. Dunn	45,995,836	126,958

There were no 5,748,287 broker non-votes in the election of directors.

(2)	Approve an amendment to and restatement of the Plan to, among other things, increase the authorized number of Common Shares issuable thereunder by 700,000, as described in greater detail in the Proxy Statement.

For	Against	Abstain
32,675,209	13,390,775	56,810

There were no broker non-votes on the proposal.

(3)	Ratification of appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal 2010.

For	Against	Abstain
51,387,438	466,458	17,185

There were no broker non-votes on the proposal.

Item 8.01 Other Events.

On April 29, 2010, the Company issued a press release announcing that the Company’s Board of Directors had declared a $0.20 per share cash dividend payable on May 24, 2010, to shareholders of record on May 10, 2010.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Herbalife Ltd. Amended and Restated 2005 Stock Incentive Plan

99.2 Press release issued by Herbalife Ltd. on April 29, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

April 29, 2010	By:	Brett R. Chapman

Name: Brett R. Chapman
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Herbalife Ltd. Amended and Restated 2005 Stock Incentive Plan
99.2	Press release issued by Herbalife Ltd. on April 29, 2010